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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K




                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): March 13, 2000




                              THE TITAN CORPORATION
                  (Exact name of registrant as specified in its
                                    charter)




            Delaware                      001-06035              95-2588754
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 (State or other jurisdiction of       (Commission File       (I.R.S. Employer
 incorporation or organization)              Number)         Identification No.)




     3033 Science Park Road San Diego, California             92121-1199
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     (Address of principal executive offices)                 (Zip Code)




       Registrant's telephone number, including area code: (858) 552-9500



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Item 5.  Other Events

Agreement to Acquire Pulse Engineering, Inc.

         On March 13, 2000, The Titan Corporation ("Titan") signed a definitive agreement to acquire, subject to regulatory approvals, the outstanding stock of Pulse Engineering, Inc. through a merger of a wholly-owned subsidiary of Titan with and into Pulse Engineering, Inc. A copy of the press release dated March 15, 2000 is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)           Exhibits.

99.1     Press Release, dated March 15, 2000. Filed herewith.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE TITAN CORPORATION


Date:  March 20, 2000                        By: /s/ NICHOLAS J. COSTANZA, ESQ.
                                                 -------------------------------
                                                 Nicholas J. Costanza, Esq.
                                                 Secretary and General Counsel











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